CONTACT:	FOR IMMEDIATE RELEASE
Bryan R. McKeag	October 31, 2016
Executive Vice President
Chief Financial Officer
(563) 589-1994
bmckeag@htlf.com

HEARTLAND FINANCIAL USA, INC. REPORTS 2016 THIRD QUARTER RESULTS

Highlights

▪	Quarterly net income available to common stockholders of $20.2 million, a 40% increase from third quarter of prior year
▪	Diluted earnings per common share of $0.81, a 17% increase from third quarter of prior year
▪	Net interest margin of 3.97%, fully taxable equivalent (non-GAAP)(1) of 4.14%
▪	Return on average common equity of 11.64%
▪	Return on average tangible common equity (non-GAAP)(2) of 14.93%
▪	Total demand deposits increase $88.8 million or 4% since June 30, 2016

	Quarter Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net income (in millions)	$20.2	$14.6	$61.2	$45.5
Net income available to common stockholders (in millions)	20.2	14.4	61.0	44.8
Diluted earnings per common share	0.81	0.69	2.48	2.16

Return on average assets	0.98%	0.85%	1.00%	0.91%
Return on average common equity	11.64	11.40	12.28	12.38
Return on average tangible common equity (non-GAAP)(2)	14.93	13.22	15.87	14.31
Net interest margin	3.97	3.85	3.98	3.80
Net interest margin, fully taxable equivalent (non-GAAP)(1)	4.14	4.01	4.15	3.96

"Heartland reported another excellent quarter with net income available to common stockholders of $20.2 million, a 40 percent increase over the previous year’s quarter. Among several areas of strength, we attribute our results to a very solid net interest margin of 4.14 percent for the quarter."

Lynn B. Fuller, chairman and chief executive officer, Heartland Financial USA, Inc.

(1) Refer to the "Reconciliation of Annualized Net Interest Margin, Fully Taxable Equivalent (non-GAAP)" table included in this earnings release.
(2) Refer to the "Reconciliation of Return on Average Common Tangible Equity (non-GAAP)" table included in this earnings release.

Dubuque, Iowa, Monday, October 31, 2016-Heartland Financial USA, Inc. (NASDAQ: HTLF) today reported net income available to common stockholders of $20.2 million, or $0.81 per diluted common share, for the quarter ended September 30, 2016, compared to $14.4 million, or $0.69 per diluted common share, for the third quarter of 2015. Return on average common equity was 11.64% and return on average assets was 0.98% for the third quarter of 2016, compared to 11.40% and 0.85%, respectively, for the same quarter in 2015.

Net income available to common stockholders for the first nine months of 2016 was $61.0 million, or $2.48 per diluted common share, compared to $44.8 million, or $2.16 per diluted common share, for the first nine months of 2015. Return on average common equity was 12.28% and return on average assets was 1.00% for the first nine months of 2016, compared to 12.38% and 0.91%, respectively, for the same period in 2015.

Commenting on Heartland’s 2016 third quarter results, Lynn B. Fuller, Heartland’s chairman and chief executive officer said, "Heartland reported another excellent quarter with net income available to common stockholders of $20.2 million, a 40 percent increase over the previous year’s quarter. Among several areas of strength, we attribute our results to a very solid net interest margin of 4.14 percent for the quarter."

Fully Taxable Equivalent Net Interest Margin Remains Above 4.00%

Net interest margin, expressed as a percentage of average earning assets, was 3.97% (4.14% on a fully taxable equivalent basis) during the third quarter of 2016, compared to 3.95% (4.12% on a fully taxable equivalent basis) during the second quarter of 2016 and 3.85% (4.01% on a fully taxable equivalent basis) during the third quarter of 2015.

Fuller said, “Net interest margin widened to 4.14 percent for the quarter and stands at 4.15 percent year-to-date. Yields on loans and securities increased while funding costs decreased for the quarter and year-to-date.”

Interest income for the third quarter of 2016 was $81.7 million, an increase of $14.4 million or 21%, compared to the $67.3 million recorded in the third quarter of 2015. The taxable equivalent adjustment for income taxes saved on the interest earned on nontaxable securities and loans was $3.2 million for the third quarter of 2016 and $2.6 million for the third quarter of 2015. With these adjustments, interest income on a tax-equivalent basis was $84.9 million for the third quarter of 2016, an increase of $15.1 million or 22%, compared to $69.9 million for the third quarter of 2015. The increase in interest income in the third quarter of 2016, as compared to the third quarter of 2015, was primarily due to an increase in average earning assets, which totaled $7.38 billion during the third quarter of 2016 compared to $6.16 billion during the third quarter of 2015, a $1.22 billion or 20% increase. A majority of this growth was attributable to the acquisition of Premier Valley Bank completed on November 30, 2015, and acquisition of CIC Bancshares, Inc. completed on February 5, 2016.

Interest expense for the third quarter of 2016 was $8.0 million, an increase of $462,000 or 6% from $7.5 million in the third quarter of 2015. Average interest bearing liabilities increased $733.1 million or 16% for the quarter ended September 30, 2016, from $4.49 billion in the same quarter in 2015, while the average interest rate paid on Heartland's interest bearing deposits and borrowings declined 6 basis points from 0.67% in the third quarter of 2015 to 0.61% in the third quarter of 2016. The average interest rate paid on savings deposits was 0.22% during both the third quarter of 2016 and the third quarter of 2015, and the average interest rate paid on time deposits was 0.79% during the third quarter of 2016 compared to 0.91% during the third quarter of 2015.

Net interest income increased $14.0 million or 23% to $73.7 million in the third quarter of 2016 from the $59.7 million recorded in the third quarter of 2015. After the tax-equivalent adjustment discussed above, net interest income on a tax-equivalent basis totaled $76.9 million during the third quarter of 2016, an increase of $14.6 million or 23% from the $62.3 million recorded during the third quarter of 2015.

Noninterest Income and Noninterest Expenses Increase From Same Quarter Last Year

Noninterest income totaled $28.5 million during the third quarter of 2016 compared to $25.0 million during the third quarter of 2015, an increase of $3.5 million or 14%. Service charges and fees totaled $8.3 million during the third quarter of 2016 compared to $6.4 million during the third quarter of 2015, an increase of $1.9 million or 30%. This increase was primarily attributable to a larger demand deposit customer base, a portion of which is attributable to the acquisitions completed during the last quarter of 2015 and first quarter of 2016. Gains on sale of loans held for sale totaled $11.5 million during the third quarter of 2016 compared to $9.8 million during the third quarter of 2015, an increase of $1.7 million or 17%.

For the third quarter of 2016, noninterest expenses totaled $68.4 million compared to $62.0 million during the third quarter of 2015, an increase of $6.4 million or 10%. The category with the most significant increase was salaries and employee benefits, which increased $3.7 million or 10%. Other categories experiencing increases, primarily attributable to the recent acquisitions, were occupancy, furniture and equipment, professional fees and intangible assets amortization.

Fuller stated, "I am also pleased to announce significant progress toward lowering Heartland’s efficiency ratio, which dropped to 63.9 percent for the quarter, meeting our objective to reach 65 percent by year-end 2016."

Heartland's effective tax rate was 29.02% for the third quarter of 2016 compared to 25.32% for the third quarter of 2015. Included in Heartland's income taxes for the third quarter of 2015 were federal historic rehabilitation tax credits totaling $1.1 million associated with Heartland's ownership interest in a qualifying real estate project. Federal low-income housing tax credits included in the determination of Heartland's income taxes totaled $304,000 during the third quarter of 2016 compared to $145,000 during the third quarter of 2015. Heartland's effective tax rate was also affected by the level of tax-exempt interest income which, as a percentage of pre-tax income, was 21.01% during the third quarter of 2016 compared to 24.61% during the third quarter of 2015.

Loans and Deposits Increase Since Year-End Due to First Quarter Acquisition

Total assets were $8.20 billion at September 30, 2016, an increase of $507.5 million or 7% from $7.69 billion at year-end 2015. Included in this growth, at fair value, were $772.6 million of assets acquired in the CIC Bancshares, Inc. transaction. Securities represented 24% of total assets at both September 30, 2016, and December 31, 2015.

Total loans held to maturity were $5.44 billion at September 30, 2016, compared to $5.00 billion at year-end 2015, an increase of $437.2 million or 9%. This increase includes $581.5 million of total loans held to maturity, at fair value, acquired in the CIC Bancshares, Inc. transaction. Exclusive of this transaction, total loans held to maturity decreased $43.5 million during the third quarter of 2016, $20.7 million during the second quarter of 2016 and $80.0 million during the first quarter of 2016.

Total deposits were $6.91 billion as of September 30, 2016, compared to $6.41 billion at year-end 2015, an increase of $506.9 million or 8%. This increase included $648.1 million of deposits, at fair value, acquired in the CIC Bancshares, Inc. acquisition. Exclusive of this transaction, total deposits increased $75.1 million during the third quarter of 2016, decreased $86.8 million during the second quarter of 2016 and decreased $129.6 million during the first quarter of 2016. Demand deposits totaled $2.24 billion at September 30, 2016, an increase of $324.6 million or 17% from $1.91 billion at year-end 2015, with $164.3 million of the increase attributable to the CIC Bancshares, Inc. transaction. Exclusive of this transaction, demand deposits increased $88.8 million during the third quarter of 2016, $70.4 million during the second quarter of 2016 and $1.1 million during the first quarter of 2016.

Fuller commented, "We continue to emphasize growth of non-time deposits and are very pleased with the 4 percent growth quarter over quarter in non-interest demand deposits. These now comprise 33 percent of the deposit mix."

Nonperforming Assets Increase Since Year-End

Nonperforming assets were $69.5 million or 0.85% of total assets at September 30, 2016, compared to $51.7 million or 0.67% of total assets at December 31, 2015. Exclusive of $3.5 million of nonperforming assets, at fair value, acquired in the CIC Bancshares, Inc. transaction, nonperforming assets increased $14.3 million or 28% since year-end 2015. Nonperforming loans were $57.9 million or 1.06% of total loans at September 30, 2016, compared to $39.7 million or 0.79% of total loans at December 31, 2015. Contributing to the year-to-date increase in nonperforming loans during 2016 was a $9.8 million agribusiness relationship at Dubuque Bank and Trust Company which is in the process of collection. Based upon a current valuation of the collateral securing this loan relationship, no loss is anticipated on this credit.

The allowance for loan losses at September 30, 2016, was 1.00% of loans and 94.39% of nonperforming loans, compared to 0.97% of loans and 122.77% of nonperforming loans at December 31, 2015. The provision for loan losses was $5.3 million for the third quarter of 2016 compared to $3.2 million for the third quarter of 2015. A contributing factor to the 2016 third quarter provision for loan losses was a $946,000 allowance for impairment recorded on two agricultural loans at New Mexico Bank & Trust classified as impaired during the quarter. Also affecting the provision for loan losses during the third quarter of 2016 were higher charge-offs at Citizens Finance Co., Heartland's consumer finance company.

Conference Call Details
Heartland will host a conference call for investors at 5:00 p.m. EDT today. To participate, dial 877-407-0782 at least five minutes before start time. To listen to the live webcast, log on to www.htlf.com at least 15 minutes before start time. A replay will be available until October 30, 2017, by logging on to www.htlf.com.

About Heartland Financial USA, Inc.
Heartland Financial USA, Inc. is a diversified financial services company with assets exceeding $8 billion. The company provides banking, mortgage, private client, investment, insurance and consumer finance services to individuals and businesses. Heartland currently has 108 banking locations serving 85 communities in Iowa, Illinois, Wisconsin, New Mexico, Arizona, Montana, Colorado, Minnesota, Kansas, Missouri, Texas and California. Additional information about Heartland Financial USA, Inc. is available at www.htlf.com.

Safe Harbor Statement
This release, and future oral and written statements of Heartland and its management, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Heartland's financial condition, results of operations, plans, objectives, future performance and business. Although these forward-looking statements are based upon the beliefs, expectations and assumptions of Heartland's management, there are a number of factors, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which are detailed in the risk factors included in Heartland's Annual Report on Form 10-K filed with the Securities and Exchange Commission, include, among others: (i) the strength of the local and national economy; (ii) the economic impact of past and any future terrorist threats and attacks and any acts of war; (iii) changes in state and federal laws, regulations and governmental policies concerning the company's general business; (iv) changes in interest rates and prepayment rates of the company's assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the potential impact of acquisitions; (viii) the loss of key executives or employees; (ix) changes in consumer spending; (x) unexpected outcomes of existing or new litigation involving the company; and (xi) changes in accounting policies and practices. All statements in this release, including forward-looking statements, speak only as of the date they are made, and Heartland undertakes no obligation to update any statement in light of new information or future events.

-FINANCIAL TABLES FOLLOW-
###

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	For the Quarter Ended September 30,		For the Nine Months Ended September 30, 2016
	2016	2015	2016	2015
Interest Income
Interest and fees on loans	$70,046	$58,328	$208,280	$167,201
Interest on securities:
Taxable	7,917	5,858	24,604	19,729
Nontaxable	3,717	3,077	10,793	8,867
Interest on federal funds sold	1	1	12	3
Interest on deposits in other financial institutions	6	4	13	11
Total Interest Income	81,687	67,268	243,702	195,811
Interest Expense
Interest on deposits	4,001	3,767	12,195	11,758
Interest on short-term borrowings	235	228	1,083	638
Interest on other borrowings	3,770	3,549	10,918	12,117
Total Interest Expense	8,006	7,544	24,196	24,513
Net Interest Income	73,681	59,724	219,506	171,298
Provision for loan losses	5,328	3,181	9,513	10,526
Net Interest Income After Provision for Loan Losses	68,353	56,543	209,993	160,772
Noninterest Income
Service charges and fees	8,278	6,350	23,462	17,654
Loan servicing income	873	1,368	3,433	3,572
Trust fees	3,689	3,507	11,127	11,051
Brokerage and insurance commissions	1,006	869	2,914	2,872
Securities gains, net	1,584	1,767	9,732	9,230
Gains on sale of loans held for sale	11,459	9,823	33,794	38,164
Valuation adjustment on commercial servicing rights	5	—	(41)	—
Income on bank owned life insurance	620	372	1,733	1,355
Other noninterest income	1,028	924	2,992	2,406
Total Noninterest Income	28,542	24,980	89,146	86,304
Noninterest Expense
Salaries and employee benefits	40,733	37,033	124,432	110,522
Occupancy	5,099	4,307	15,322	12,594
Furniture and equipment	2,746	2,121	7,301	6,403
Professional fees	5,985	5,251	20,481	16,544
FDIC insurance assessments	1,180	1,018	3,468	2,873
Advertising	1,339	1,327	4,174	3,841
Intangible assets amortization	1,291	734	4,483	2,080
Other real estate and loan collection expenses	640	496	1,871	1,714
(Gain)/loss on sales/valuations of assets, net	794	721	1,064	2,583
Other noninterest expenses	8,620	8,988	27,160	25,938
Total Noninterest Expense	68,427	61,996	209,756	185,092
Income Before Income Taxes	28,468	19,527	89,383	61,984
Income taxes	8,260	4,945	28,196	16,533
Net Income	20,208	14,582	61,187	45,451
Preferred dividends	(53)	(205)	(273)	(613)
Interest expense on convertible preferred debt	17	—	48	—
Net Income Available to Common Stockholders	$20,172	$14,377	$60,962	$44,838
Earnings per common share-diluted	$0.81	$0.69	$2.48	$2.16
Weighted average shares outstanding-diluted	24,922,946	20,893,312	24,580,897	20,751,664

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	For the Quarter Ended
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Interest Income
Interest and fees on loans	$70,046	$69,809	$68,425	$59,905	$58,328
Interest on securities:
Taxable	7,917	7,952	8,735	6,917	5,858
Nontaxable	3,717	3,566	3,510	3,311	3,077
Interest on federal funds sold	1	1	10	21	1
Interest on deposits in other financial institutions	6	3	4	3	4
Total Interest Income	81,687	81,331	80,684	70,157	67,268
Interest Expense
Interest on deposits	4,001	4,021	4,173	3,772	3,767
Interest on short-term borrowings	235	519	329	200	228
Interest on other borrowings	3,770	3,673	3,475	3,485	3,549
Total Interest Expense	8,006	8,213	7,977	7,457	7,544
Net Interest Income	73,681	73,118	72,707	62,700	59,724
Provision for loan losses	5,328	2,118	2,067	2,171	3,181
Net Interest Income After Provision for Loan Losses	68,353	71,000	70,640	60,529	56,543
Noninterest Income
Service charges and fees	8,278	8,022	7,162	6,654	6,350
Loan servicing income	873	1,292	1,268	1,704	1,368
Trust fees	3,689	3,625	3,813	3,230	3,507
Brokerage and insurance commissions	1,006	886	1,022	917	869
Securities gains, net	1,584	4,622	3,526	3,913	1,767
Impairment loss on securities	—	—	—	(769)	—
Gains on sale of loans held for sale	11,459	11,270	11,065	7,085	9,823
Valuation adjustment on commercial servicing rights	5	(46)	—	—	—
Income on bank owned life insurance	620	591	522	644	372
Other noninterest income	1,028	764	1,200	1,003	924
Total Noninterest Income	28,542	31,026	29,578	24,381	24,980
Noninterest Expense
Salaries and employee benefits	40,733	41,985	41,714	33,583	37,033
Occupancy	5,099	5,220	5,003	4,334	4,307
Furniture and equipment	2,746	2,442	2,113	2,344	2,121
Professional fees	5,985	7,486	7,010	6,503	5,251
FDIC insurance assessments	1,180	1,120	1,168	886	1,018
Advertising	1,339	1,551	1,284	1,624	1,327
Intangible assets amortization	1,291	1,297	1,895	898	734
Other real estate and loan collection expenses	640	659	572	723	496
(Gain)/loss on sales/valuations of assets, net	794	(43)	313	4,238	721
Other noninterest expenses	8,620	9,303	9,237	10,821	8,988
Total Noninterest Expense	68,427	71,020	70,309	65,954	61,996
Income Before Income Taxes	28,468	31,006	29,909	18,956	19,527
Income taxes	8,260	10,036	9,900	4,365	4,945
Net Income	20,208	20,970	20,009	14,591	14,582
Preferred dividends	(53)	(52)	(168)	(204)	(205)
Interest expense on convertible preferred debt	17	31	—	—	—
Net Income Available to Common Stockholders	$20,172	$20,949	$19,841	$14,387	$14,377
Earnings per common share-diluted	$0.81	$0.84	$0.82	$0.67	$0.69
Weighted average shares outstanding-diluted	24,922,946	24,974,995	24,117,384	21,491,699	20,893,312

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	As Of
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Assets
Cash and due from banks	$196,234	$222,718	$124,060	$237,841	$76,954
Federal funds sold and other short-term investments	5,855	7,232	9,168	20,958	14,151
Cash and cash equivalents	202,089	229,950	133,228	258,799	91,105
Time deposits in other financial institutions	2,105	2,105	2,355	2,355	2,355
Securities:
Available for sale, at fair value	1,655,696	1,566,592	1,690,516	1,578,434	1,261,687
Held to maturity, at cost	265,302	270,423	271,300	279,117	282,200
Other investments, at cost	22,082	22,680	22,325	21,443	19,292
Loans held for sale	78,317	82,538	76,565	74,783	102,569
Loans:
Held to maturity	5,438,715	5,482,258	5,503,005	5,001,486	4,642,523
Allowance for loan losses	(54,653)	(51,756)	(49,738)	(48,685)	(47,105)
Loans, net	5,384,062	5,430,502	5,453,267	4,952,801	4,595,418
Premises, furniture and equipment, net	165,841	168,701	164,788	150,148	147,486
Goodwill	127,699	127,699	127,699	97,852	56,828
Core deposit intangibles, net	23,922	25,213	26,510	22,019	14,937
Servicing rights, net	35,906	35,654	34,910	34,926	33,758
Cash surrender value on life insurance	112,060	111,425	110,834	110,297	99,564
Other real estate, net	10,740	11,003	11,338	11,524	17,041
Other assets	116,394	119,916	128,144	100,256	81,644
Total Assets	$8,202,215	$8,204,401	$8,253,779	$7,694,754	$6,805,884
Liabilities and Equity
Liabilities
Deposits:
Demand	$2,238,736	$2,149,911	$2,079,521	$1,914,141	$1,632,005
Savings	3,753,300	3,691,791	3,702,431	3,367,479	2,936,611
Time	920,657	995,870	1,142,368	1,124,203	938,621
Total deposits	6,912,693	6,837,572	6,924,320	6,405,823	5,507,237
Short-term borrowings	214,105	303,707	325,741	293,898	335,845
Other borrowings	294,493	296,895	265,760	263,214	302,086
Accrued expenses and other liabilities	76,536	78,264	68,415	68,646	69,707
Total Liabilities	7,497,827	7,516,438	7,584,236	7,031,581	6,214,875
Stockholders' Equity
Preferred equity	1,357	3,777	3,777	81,698	81,698
Common stock	24,683	24,544	24,520	22,436	20,640
Capital surplus	279,316	274,682	273,310	216,436	149,613
Retained earnings	402,179	384,479	366,014	348,630	337,421
Accumulated other comprehensive income (loss)	(3,079)	513	1,924	(6,027)	1,731
Treasury stock at cost	(68)	(32)	(2)	—	(94)
Total Equity	704,388	687,963	669,543	663,173	591,009
Total Liabilities and Equity	$8,202,215	$8,204,401	$8,253,779	$7,694,754	$6,805,884

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	For the Quarter Ended September 30,		For the Nine Months Ended September 30,
	2016	2015	2016	2015
Average Balances
Assets	$8,172,683	$6,726,196	$8,136,492	$6,603,085
Loans, net of unearned	5,538,088	4,654,179	5,493,187	4,457,715
Deposits	6,839,334	5,423,418	6,775,103	5,296,771
Earning assets	7,382,860	6,161,495	7,368,856	6,030,612
Interest bearing liabilities	5,224,172	4,491,089	5,286,708	4,447,165
Common stockholders' equity	689,637	500,399	663,050	484,418
Total stockholders' equity	692,404	582,097	687,312	566,116
Tangible common stockholders' equity(1)	537,375	431,304	513,031	419,059

Key Performance Ratios
Annualized return on average assets	0.98%	0.85%	1.00%	0.91%
Annualized return on average common equity	11.64%	11.40%	12.28%	12.38%
Annualized return on average common tangible equity(2)	14.93%	13.22%	15.87%	14.31%
Annualized ratio of net charge-offs to average loans	0.17%	0.14%	0.09%	0.15%
Annualized net interest margin, fully taxable equivalent(3)	4.14%	4.01%	4.15%	3.96%
Efficiency ratio, fully taxable equivalent(4)	63.88%	69.85%	66.23%	69.37%

Reconciliation of Return on Average Common Tangible Equity (non-GAAP)(5)
Net income available to common shareholders (GAAP)	$20,172	$14,377	$60,962	$44,838

Average common stockholders' equity (GAAP)	$689,637	$500,399	$663,050	$484,418
Less average goodwill	127,699	55,073	125,061	52,251
Less average other intangibles, net	24,563	14,022	24,958	13,108
Average common tangible equity (non-GAAP)	$537,375	$431,304	$513,031	$419,059
Annualized return on average common equity (GAAP)	11.64%	11.40%	12.28%	12.38%
Annualized return on average common tangible equity (non-GAAP)	14.93%	13.22%	15.87%	14.31%

Reconciliation of Annualized Net Interest Margin, Fully Taxable Equivalent (non-GAAP)(6)
Net Interest Income (GAAP)	$73,681	$59,724	$219,506	$171,298
Plus taxable equivalent adjustment(7)	3,221	2,588	9,408	7,389
Net interest income - taxable equivalent (non-GAAP)	$76,902	$62,312	$228,914	$178,687

Average earning assets	$7,382,860	$6,161,495	$7,368,856	$6,030,612

Annualized net interest margin (GAAP)	3.97%	3.85%	3.98%	3.80%
Annualized net interest margin, fully taxable equivalent (non-GAAP)	4.14%	4.01%	4.15%	3.96%

(1) Calculated as common stockholders' equity less goodwill and core deposit intangibles, net.
(2) Refer to the "Reconciliation of Return on Average Common Tangible Equity (non-GAAP)" table.
(3) Refer to the "Reconciliation of Annualized Net Interest Margin, Fully Taxable Equivalent (non-GAAP)" table.
(4) Refer to the "Reconciliation of Non-GAAP Measure-Efficiency Ratio" table that follows for details of this non-GAAP measure.
(5) Return on average common tangible equity is net income available to common stockholders divided by average common stockholders' equity less goodwill and core deposit intangibles, net. This financial measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

(6) Annualized net interest margin, fully taxable equivalent is a non-GAAP measure, which adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

(7) Computed on a taxable equivalent basis using an effective tax rate of 35%.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	For the Quarter Ended
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Average Balances
Assets	$8,172,683	$8,211,326	$8,025,070	$7,241,104	$6,726,196
Loans, net of unearned	5,538,088	5,582,878	5,358,102	4,827,844	4,654,179
Deposits	6,839,334	6,806,259	6,679,010	5,938,905	5,423,418
Earning assets	7,382,860	7,446,849	7,276,703	6,512,565	6,161,495
Interest bearing liabilities	5,224,172	5,363,477	5,273,164	4,781,797	4,491,089
Common stockholders' equity	689,637	669,930	629,294	533,845	500,399
Total stockholders' equity	692,404	673,707	695,771	615,543	582,097
Tangible common stockholders' equity(1)	537,375	516,347	485,108	446,370	431,304

Key Performance Ratios
Annualized return on average assets	0.98%	1.03%	0.99%	0.79%	0.85%
Annualized return on average common equity	11.64%	12.58%	12.68%	10.69%	11.40%
Annualized return on average common tangible equity(2)	14.93%	16.32%	16.45%	12.79%	13.22%
Annualized ratio of net charge-offs to average loans	0.17%	0.01%	0.08%	0.05%	0.14%
Annualized net interest margin, fully taxable equivalent(3)	4.14%	4.12%	4.19%	3.99%	4.01%
Efficiency ratio, fully taxable equivalent(4)	63.88%	67.95%	66.90%	68.53%	69.85%

Reconciliation of Return on Average Common Tangible Equity (non-GAAP)(5)
Net income available to common shareholders (GAAP)	$20,172	$20,949	$19,841	$14,387	$14,377

Average common stockholders' equity (GAAP)	$689,637	$669,930	$629,294	$533,845	$500,399
Less average goodwill	127,699	127,699	119,750	70,222	55,073
Less average other intangibles, net	24,563	25,884	24,436	17,253	14,022
Average common tangible equity (non-GAAP)	$537,375	$516,347	$485,108	$446,370	$431,304
Annualized return on average common equity (GAAP)	11.64%	12.58%	12.68%	10.69%	11.40%
Annualized return on average common tangible equity (non-GAAP)	14.93%	16.32%	16.45%	12.79%	13.22%

Reconciliation of Annualized Net Interest Margin, Fully Taxable Equivalent (non-GAAP)(6)
Net Interest Income (GAAP)	$73,681	$73,118	$72,707	$62,700	$59,724
Plus taxable equivalent adjustment(7)	3,221	3,146	3,041	2,827	2,588
Net interest income, fully taxable equivalent (non-GAAP)	$76,902	$76,264	$75,748	$65,527	$62,312

Average earning assets	$7,382,860	$7,446,849	$7,276,703	$6,512,565	$6,161,495

Annualized net interest margin (GAAP)	3.97%	3.95%	4.02%	3.82%	3.85%
Annualized net interest margin, fully taxable equivalent (non-GAAP)	4.14%	4.12%	4.19%	3.99%	4.01%

(1) Calculated as common stockholders' equity less goodwill and core deposit intangibles, net.
(2) Refer to the "Reconciliation of Return on Average Common Tangible Equity (non-GAAP)" table.
(3) Refer to the "Reconciliation of Annualized Net Interest Margin, Fully Taxable Equivalent (non-GAAP)" table.
(4) Refer to the "Reconciliation of Non-GAAP Measure-Efficiency Ratio" table that follows for details of this non-GAAP measure.
(5) Return on average common tangible equity is net income available to common stockholders divided by average common stockholders' equity less goodwill and core deposit intangibles, net. This financial measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

(6) Annualized net interest margin, fully taxable equivalent is a non-GAAP measure, which adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

(7) Computed on a taxable equivalent basis using an effective tax rate of 35%.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
		For the Quarter Ended September 30,		For the Nine Months Ended September 30,
Reconciliation of Non-GAAP Measure-Efficiency Ratio(1)		2016	2015	2016	2015
Net interest income		$73,681	$59,724	$219,506	$171,298
Taxable equivalent adjustment(2)		3,221	2,588	9,408	7,389
Fully taxable equivalent net interest income		76,902	62,312	228,914	178,687
Noninterest income		28,542	24,980	89,146	86,304
Securities gains, net		(1,584)	(1,767)	(9,732)	(9,230)
Adjusted income		$103,860	$85,525	$308,328	$255,761

Total noninterest expenses		$68,427	$61,996	$209,756	$185,092
Less:
Intangible assets amortization		1,291	734	4,483	2,080
Partnership investment in historic rehabilitation tax credits		—	805	—	2,995
(Gain)/loss on sales/valuations of assets, net		794	721	1,064	2,583
Adjusted noninterest expenses		$66,342	$59,736	$204,209	$177,434

Efficiency ratio, fully taxable equivalent		63.88%	69.85%	66.23%	69.37%

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
Reconciliation of Non-GAAP Measure-Efficiency Ratio(1)	For the Quarter Ended
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Net interest income	$73,681	$73,118	$72,707	$62,700	$59,724
Taxable equivalent adjustment(2)	3,221	3,146	3,041	2,827	2,588
Fully taxable equivalent net interest income	76,902	76,264	75,748	65,527	62,312
Noninterest income	28,542	31,026	29,578	24,381	24,980
Securities gains, net	(1,584)	(4,622)	(3,526)	(3,913)	(1,767)
Impairment loss on securities	—	—	—	769	—
Adjusted income	$103,860	$102,668	$101,800	$86,764	$85,525

Total noninterest expenses	$68,427	$71,020	$70,309	$65,954	$61,996
Less:
Intangible assets amortization	1,291	1,297	1,895	898	734
Partnership investment in historic rehabilitation tax credits	—	—	—	1,362	805
(Gain)/loss on sales/valuation of assets, net	794	(43)	313	4,238	721
Adjusted noninterest expenses	$66,342	$69,766	$68,101	$59,456	$59,736

Efficiency ratio, fully taxable equivalent	63.88%	67.95%	66.90%	68.53%	69.85%

(1) Efficiency ratio, fully taxable equivalent, expresses noninterest expenses as a percentage of fully taxable equivalent net interest income and noninterest income. This efficiency ratio is presented on a taxable equivalent basis, which adjusts net interest income and noninterest expenses for the tax favored status of certain loans, securities and historic rehabilitation tax credits. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results as it enhances the comparability of income and expenses arising from taxable and nontaxable sources and excludes specific items, as noted in the table. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

(2) Computed on a tax equivalent basis using an effective tax rate of 35%.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE AND FULL TIME EQUIVALENT EMPLOYEE DATA
	As of and for the Quarter Ended
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Common Share Data
Book value per common share	$28.48	$27.88	$27.15	$25.92	$24.68
Tangible book value per common share (non-GAAP)(5)	$22.34	$21.65	$20.86	$20.57	$21.20
ASC 320 effect on book value per common share	$0.03	$0.21	$0.23	$(0.18)	$0.22
Common shares outstanding, net of treasury stock	24,681,380	24,543,376	24,519,928	22,435,693	20,637,321
Tangible capital ratio (non-GAAP)(6)	6.85%	6.60%	6.32%	6.09%	6.50%

Reconciliation of Tangible Book Value Per Common Share (non-GAAP)(3)
Common stockholders' equity (GAAP)	$703,031	$684,186	$665,766	$581,475	$509,311
Less goodwill	127,699	127,699	127,699	97,852	56,828
Less other intangible assets, net	23,922	25,213	26,510	22,019	14,937
Tangible common stockholders' equity (non-GAAP)	$551,410	$531,274	$511,557	$461,604	$437,546

Common shares outstanding, net of treasury stock	24,681,380	24,543,376	24,519,928	22,435,693	20,637,321
Common stockholders' equity (book value) per share (GAAP)	$28.48	$27.88	$27.15	$25.92	$24.68
Tangible book value per common share (non-GAAP)	$22.34	$21.65	$20.86	$20.57	$21.20

Reconciliation of Tangible Capital Ratio (non-GAAP)(4)
Total assets (GAAP)	$8,202,215	$8,204,401	$8,253,779	$7,694,754	$6,805,884
Less goodwill	127,699	127,699	127,699	97,852	56,828
Less other intangible assets, net	23,922	25,213	26,510	22,019	14,937
Total tangible assets (non-GAAP)	$8,050,594	$8,051,489	$8,099,570	$7,574,883	$6,734,119
Tangible capital ratio (non-GAAP)	6.85%	6.60%	6.32%	6.09%	6.50%

Loan Data
Loans held to maturity:
Commercial and commercial real estate	$3,900,612	$3,930,879	$3,951,839	$3,605,574	$3,303,098
Residential mortgage	625,965	644,267	666,184	539,555	491,667
Agricultural and agricultural real estate	489,387	480,883	471,271	471,870	469,381
Consumer	425,582	428,730	417,114	386,867	379,903
Unearned discount and deferred loan fees	(2,831)	(2,501)	(3,403)	(2,380)	(1,526)
Total loans held to maturity	$5,438,715	$5,482,258	$5,503,005	$5,001,486	$4,642,523

Other Selected Trend Information
Effective tax rate	29.02%	32.37%	33.10%	23.03%	25.32%
Full time equivalent employees	1,846	1,888	1,907	1,799	1,736
Total Residential Mortgage Loan Applications	$445,107	$440,907	$406,999	$307,163	$443,294
Residential Mortgage Loans Originated	$324,337	$324,633	$238,266	$258,939	$370,956
Residential Mortgage Loans Sold	$315,917	$302,448	$220,381	$260,189	$360,172
Residential Mortgage Loan Servicing Portfolio	$4,259,459	$4,203,429	$4,112,519	$4,057,861	$3,963,677

(1) Refer to the "Reconciliation of Tangible Book Value Per Common Share (non-GAAP)" table.
(2) Refer to the "Reconciliation of Tangible Capital Ratio (non-GAAP)" table.
(3) Tangible book value per common share is total common stockholders' equity less goodwill and intangible assets, net divided by common shares outstanding, net of treasury. This is a non-GAAP financial measure but has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

(4) The tangible capital ratio is total common stockholders' equity less goodwill and intangible assets, net divided by total assets less goodwill and intangible assets, net. This is a non-GAAP financial measure but has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	As of and for the Quarter Ended
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Allowance for Loan Losses
Balance, beginning of period	$51,756	$49,738	$48,685	$47,105	$45,614
Provision for loan losses	5,328	2,118	2,067	2,171	3,181
Charge-offs	(3,283)	(2,951)	(1,605)	(1,837)	(2,439)
Recoveries	852	2,851	591	1,246	749
Balance, end of period	$54,653	$51,756	$49,738	$48,685	$47,105

Asset Quality
Nonaccrual loans	$57,799	$57,053	$47,750	$39,655	$32,577
Loans past due ninety days or more as to interest or principal payments	105	—	639	—	1,181
Other real estate owned	10,740	11,003	11,338	11,524	17,041
Other repossessed assets	821	564	426	485	626
Total nonperforming assets	$69,465	$68,620	$60,153	$51,664	$51,425

Performing troubled debt restructured loans	$10,281	$9,923	$10,711	$10,968	$10,154

Nonperforming Assets Activity
Balance, beginning of period	$68,620	$60,153	$51,664	$51,425	$44,237
Net loan charge offs	(2,431)	(100)	(1,014)	(591)	(1,690)
New nonperforming loans	10,884	19,994	12,171	9,686	7,996
Acquired nonperforming assets	—	—	3,516	4,956	5,328
Reduction of nonperforming loans (1)	(6,983)	(10,313)	(3,563)	(6,768)	(2,758)
OREO/Repossessed assets sales proceeds	(343)	(918)	(2,411)	(2,980)	(1,074)
OREO/Repossessed assets writedowns, net	(521)	(337)	(182)	(3,909)	(756)
Net activity at Citizens Finance Co.	239	141	(28)	(155)	142
Balance, end of period	$69,465	$68,620	$60,153	$51,664	$51,425

Asset Quality Ratios
Ratio of nonperforming loans to total loans	1.06%	1.04%	0.88%	0.79%	0.73%
Ratio of nonperforming assets to total assets	0.85%	0.84%	0.73%	0.67%	0.76%
Annualized ratio of net loan charge-offs to average loans	0.17%	0.01%	0.08%	0.05%	0.14%
Allowance for loan losses as a percent of loans	1.00%	0.94%	0.90%	0.97%	1.01%
Allowance for loan losses as a percent of nonperforming loans	94.39%	90.72%	102.79%	122.77%	139.54%
Loans delinquent 30-89 days as a percent of total loans	0.40%	0.73%	0.45%	0.31%	0.40%

(1) Includes principal reductions, transfers to performing status and transfers to OREO.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS
	For the Quarter Ended
	September 30, 2016			September 30, 2015
	Average Balance	Interest	Rate	Average Balance	Interest	Rate
Earning Assets
Securities:
Taxable	$1,415,446	$7,917	2.23%	$1,192,259	$5,858	1.95%
Nontaxable(1)	473,152	5,719	4.81	348,760	4,733	5.38
Total securities	1,888,598	13,636	2.87	1,541,019	10,591	2.73
Interest bearing deposits	7,026	6	0.34	11,567	4	0.14
Federal funds sold	1,409	1	0.28	1,032	1	0.38
Loans:(2)
Commercial and commercial real estate(1)	3,908,623	48,334	4.92	3,252,610	38,802	4.73
Residential mortgage	717,374	7,248	4.02	570,117	5,848	4.07
Agricultural and agricultural real estate(1)	486,008	5,719	4.68	461,144	5,525	4.75
Consumer	426,083	8,256	7.71	370,308	7,384	7.91
Fees on loans	—	1,708	—	—	1,701	—
Less: allowance for loan losses	(52,261)	—	—	(46,302)	—	—
Net loans	5,485,827	71,265	5.17	4,607,877	59,260	5.10
Total earning assets	7,382,860	84,908	4.58%	6,161,495	69,856	4.50%
Nonearning Assets	789,823			564,701
Total Assets	$8,172,683			$6,726,196
Interest Bearing Liabilities
Savings	$3,697,426	$2,066	0.22%	$2,870,847	$1,565	0.22%
Time, $100,000 and over	399,498	813	0.81	337,163	741	0.87
Other time deposits	570,445	1,122	0.78	622,110	1,461	0.93
Short-term borrowings	258,783	235	0.36	362,094	228	0.25
Other borrowings	298,020	3,770	5.03	298,875	3,549	4.71
Total interest bearing liabilities	5,224,172	8,006	0.61%	4,491,089	7,544	0.67%
Noninterest Bearing Liabilities
Noninterest bearing deposits	2,171,965			1,593,298
Accrued interest and other liabilities	84,142			59,712
Total noninterest bearing liabilities	2,256,107			1,653,010
Stockholders' Equity	692,404			582,097
Total Liabilities and Stockholders' Equity	$8,172,683			$6,726,196
Net interest income, fully taxable equivalent (non-GAAP)(1)		$76,902			$62,312
Net interest spread(1)			3.97%			3.83%
Net interest income, fully taxable equivalent (non-GAAP) to total earning assets(3)			4.14%			4.01%
Interest bearing liabilities to earning assets	70.76%			72.89%

(1) Computed on a taxable equivalent basis using an effective tax rate of 35%
(2) Nonaccrual loans are included in the average loans outstanding.
(3) Annualized net interest margin, fully taxable equivalent is a non-GAAP measure, which adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax exempt sources. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS
	For the Nine Months Ended
	September 30, 2016			September 30, 2015
	Average Balance	Interest	Rate	Average Balance	Interest	Rate
Earning Assets
Securities:
Taxable	$1,464,080	$24,604	2.24%	$1,266,546	$19,729	2.08%
Nontaxable(1)	440,275	16,605	5.04	335,104	13,641	5.44
Total securities	1,904,355	41,209	2.89	1,601,650	33,370	2.79
Interest bearing deposits	9,785	13	0.18	10,541	11	0.14
Federal funds sold	12,509	12	0.13	4,562	3	0.09
Loans:(2)
Commercial and commercial real estate(1)	3,840,060	141,977	4.94	3,133,525	112,343	4.79
Residential mortgage	751,694	23,133	4.11	529,412	16,146	4.08
Agricultural and agricultural real estate(1)	478,564	16,952	4.73	436,050	15,835	4.86
Consumer	422,869	24,452	7.72	358,728	21,476	8.00
Fees on loans		5,362	—		4,016	—
Less: allowance for loan losses	(50,980)	—	—	(43,856)	—	—
Net loans	5,442,207	211,876	5.20	4,413,859	169,816	5.14
Total earning assets	7,368,856	253,110	4.59%	6,030,612	203,200	4.50%
Nonearning Assets	767,636			572,473
Total Assets	$8,136,492			$6,603,085
Interest Bearing Liabilities
Savings	$3,651,370	$5,988	0.22%	$2,851,506	$5,002	0.23%
Time, $100,000 and over	439,609	2,417	0.73	343,369	2,373	0.92
Other time deposits	599,745	3,790	0.84	570,446	4,383	1.03
Short-term borrowings	314,367	1,083	0.46	343,537	638	0.25
Other borrowings	281,617	10,918	5.18	338,307	12,117	4.79
Total interest bearing liabilities	5,286,708	24,196	0.61%	4,447,165	24,513	0.74%
Noninterest Bearing Liabilities
Noninterest bearing deposits	2,084,379			1,531,450
Accrued interest and other liabilities	78,093			58,354
Total noninterest bearing liabilities	2,162,472			1,589,804
Stockholders' Equity	687,312			566,116
Total Liabilities and Stockholders' Equity	$8,136,492			$6,603,085
Net interest income, fully taxable equivalent (non-GAAP)(1)		$228,914			$178,687
Net interest spread(1)			3.98%			3.76%
Net interest income, fully taxable equivalent (non-GAAP) to total earning assets(3)			4.15%			3.96%
Interest bearing liabilities to earning assets	71.74%			73.74%

(1) Computed on a taxable equivalent basis using an effective tax rate of 35%.
(2) Nonaccrual loans are included in the average loans outstanding.
(3) Annualized net interest margin, fully taxable equivalent is a non-GAAP measure, which adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax exempt sources. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

HEARTLAND FINANCIAL USA, INC.
SELECTED FINANCIAL DATA - SUBSIDIARY BANKS (Unaudited)
DOLLARS IN THOUSANDS
	As of and For the Quarter Ended
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Total Assets
Dubuque Bank and Trust Company	$1,448,796	$1,473,461	$1,498,771	$1,617,322	$1,431,767
New Mexico Bank & Trust	1,318,203	1,321,113	1,304,886	1,336,004	1,282,784
Wisconsin Bank & Trust	1,068,288	1,080,224	1,094,872	1,139,337	1,098,405
Centennial Bank and Trust(1)	892,723	909,697	927,040	161,806	155,114
Morrill & Janes Bank and Trust Company	862,767	843,069	872,274	902,918	845,067
Illinois Bank & Trust	748,801	742,697	718,074	757,478	769,170
Premier Valley Bank	635,620	629,423	751,137	765,451	—
Arizona Bank & Trust	574,561	577,002	558,369	591,066	599,119
Rocky Mountain Bank	481,346	473,583	479,010	491,522	501,093
Minnesota Bank & Trust	238,745	230,004	220,955	214,303	188,633
Total Portfolio Loans
Dubuque Bank and Trust Company	$906,347	$928,869	$941,683	$956,517	$953,273
New Mexico Bank & Trust	917,679	870,109	815,739	794,744	777,433
Wisconsin Bank & Trust	711,714	732,503	758,789	793,508	844,557
Centennial Bank and Trust(1)	638,006	668,547	683,085	101,449	94,127
Morrill & Janes Bank and Trust Company	538,666	522,518	536,738	539,198	527,217
Illinois Bank & Trust	469,236	466,983	465,783	465,937	473,859
Premier Valley Bank	354,610	376,275	376,840	383,929	—
Arizona Bank & Trust	385,926	390,078	402,431	444,501	444,916
Rocky Mountain Bank	357,346	362,475	364,189	370,440	380,304
Minnesota Bank & Trust	139,581	144,009	137,412	134,137	128,700
Total Deposits
Dubuque Bank and Trust Company	$1,182,947	$1,159,942	$1,144,470	$1,209,074	$1,120,999
New Mexico Bank & Trust	1,101,550	1,062,410	1,066,076	1,085,052	1,047,358
Wisconsin Bank & Trust	889,957	911,915	921,071	974,001	904,803
Centennial Bank and Trust(1)	767,128	775,417	779,607	128,759	139,826
Morrill & Janes Bank and Trust Company	676,176	696,073	698,365	713,589	650,123
Illinois Bank & Trust	671,104	653,582	629,235	631,010	641,024
Premier Valley Bank	520,814	514,522	635,188	647,022	—
Arizona Bank & Trust	493,331	497,599	468,312	500,490	491,254
Rocky Mountain Bank	420,581	405,888	409,787	417,426	428,234
Minnesota Bank & Trust	214,651	207,228	200,343	194,373	163,291
Net Income (Loss)
Dubuque Bank and Trust Company	$5,112	$4,475	$6,073	$3,587	$4,477
New Mexico Bank & Trust	3,824	5,642	4,094	2,576	3,220
Wisconsin Bank & Trust	3,368	3,399	3,379	2,443	3,886
Centennial Bank and Trust(1)	925	256	824	62	(6)
Morrill & Janes Bank and Trust Company	1,707	2,133	2,525	1,096	2,024
Illinois Bank & Trust	2,179	2,397	2,027	574	1,877
Premier Valley Bank	1,804	1,695	1,960	1,008	—
Arizona Bank & Trust	2,034	2,121	1,841	968	1,254
Rocky Mountain Bank	1,456	1,484	1,064	1,506	1,471
Minnesota Bank & Trust	675	559	531	166	411

(1) Formerly known as Summit Bank & Trust.